SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 26, 2000



                                    SCOTT'S LIQUID GOLD-INC.
             (Exact name of Registrant as specified in its charter)

         Colorado                   0-12343                  84-0920811
     (State or other               (Commission              (I.R.S. Employer
      jurisdiction                 File Number)             Identification No.)
     of incorporation)

                   4880 Havana Street, Denver, CO            80239
             (Address of principal executive offices)     (Zip Code)

Registrant's telephone number:  (303) 373-4860


Item 5.  Other Events.

     On June 22, 2000, Scott's Liquid Gold-Inc. made a press release regarding the passing away of Barry Shepard. A copy of that press release is attached as an exhibit to this 8-K Report and is incorporated herein by this reference.


Item 7.  Financial Statements and Exhibits.

     The following exhibit is filed with this Report:

     Exhibit No.         Document

          1         Press Release of Scott's Liquid Gold-Inc.
                    dated June 22, 2000 concerning passing away of Barry Shepard


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            Scott's Liquid Gold-Inc.
                                           (Registrant)



Date:  June 26, 2000                         By:
                                             Carolyn J. Anderson
                                             Executive Vice President
                                             Secretary, and Chief Operating
                              															Officer


                                  EXHIBIT INDEX


Exhibit No.         Document

    1               Press Release of Scott's Liquid Gold-Inc. dated
                    June 22, 2000 concerning passing away of Barry Shepard







For Immediate Release


                      SCOTT'S LIQUID GOLD ANNOUNCES PASSING
                                       OF
                          RESPECTED CFO, BARRY SHEPARD

DENVER, Colorado (June 22, 2000) - Scott's Liquid Gold-Inc. (OTC BB: "SLGD"), which develops, manufactures and markets household and skin care products, today announced that Barry Shepard, who was the Treasurer, Chief Financial Officer and a director of the Company, passed away on the evening of June 21, 2000

"Barry has been an important part of our Company since his arrival and played a key role in many accomplishments of the Company," commented Mark E. Goldstein, Chairman, President and Chief Executive Officer of Scott's Liquid Gold-Inc. "His financial leadership and sage advice will be missed by all of us. Barry was also active in community affairs. He was highly respected for his business skills and friendly, personable manner."

Mr. Shepard, a CPA since 1957, was Treasurer and Chief Financial Officer of the Company since 1981, when he was first employed by Scott's Liquid Gold-Inc. He was a Graduate of the Wharton School of Finance and Commerce at the University of Pennsylvania and also attended graduate school at New York University.

Scott's  Liquid  Gold-Inc.  develops,  manufactures  and  markets  high  quality household and consumer products, including Scott's Liquid Gold wood cleaners/preservatives, Touch of Scent air fresheners, Alpha Hydrox skin care products, and Neoteric Diabetic Skin Care products. The Company is headquartered in Denver, Colorado, and its common stock trades on the OTC Bulletin Board under the symbol "SLGD".


                    For further information, please contact:
                      Carolyn J. Anderson at (303) 373-4860
                                       or
 R. J. Falkner & Company, Inc., Investor Relations Counsel at (800) 377-9893 or
                               info@rjfalkner.com